                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                              Eric T. Steigerwalt
    Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MarketLife File No. 333-152219;
     MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator-Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; VintageLife File Nos. 333-152217
     and 333-152220; and Portfolio Architect Life File No. 333-152216),

..    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533),

..    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Index
     Annuity File Nos. 333-152201 and 333-152202; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series II) File Nos. 333-152239 and 333-152240; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152255 and 333-152265; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Marquis Portfolios File Nos. 333-152263 and
     333-152269; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268),

..    MetLife of CT Separate Account QPN
     (Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191 and MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2012.

/s/ Eric T. Steigerwalt
---------------------------
Eric T. Steigerwalt

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                              Elizabeth M. Forget
                       Director and Senior Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Senior Vice President of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270),

..    MetLife of CT Separate Account QPN
     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191),

..    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216),

..    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2012.

/s/ Elizabeth M. Forget
---------------------------
Elizabeth M. Forget

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                 Gene L. Lunman
                       Director and Senior Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director and Senior Vice President of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John
E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270),

..    MetLife of CT Separate Account QPN
     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191),

..    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216),

..    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2012.

/s/ Gene L. Lunman
---------------------------
Gene L. Lunman

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270),

..    MetLife of CT Separate Account QPN
     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191),

..    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216),

..    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2012.

/s/ Stanley J. Talbi
---------------------------
Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

..    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270),

..    MetLife of CT Separate Account QPN
     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191),

..    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216),

..    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2012.

/s/ Peter M. Carlson
---------------------------
Peter M. Carlson